SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 14, 1998
                Date of Report (Date of earliest event reported)


                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                   000-29222                 13-3575874
(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)

                                Page 1 of 5 Pages
                         Exhibit Index Appears at Page 3
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Item 5. Other Events

            AVAX Technologies, Inc. (the "Company") announced on April 14, 1998, that it has received authorization from Philadelphia's Economic Development Corporation for a $150,000 Economic Stimulus Mortgage Loan, at a fixed interest rate of 3 percent, to assist the Company in establishing its GMP manufacturing facility in Philadelphia. The loan is subject to negotiation and execution of definitive documentation.

            Reference is made to the Company's related press release attached hereto as Exhibit 99.9 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press release).

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibit:

            99.9 Press Release dated April 14, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AVAX TECHNOLOGIES, INC.

Date: April 14, 1998

                               By: /s/ Jeffrey M. Jonas
                                   --------------------------------------------
                                   Name: Jeffrey M. Jonas, M.D.
                                   Title: President and Chief Executive Officer


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

                                  Exhibit Index


Exhibit Number                                      Description
--------------                                      -----------

    99.9                                 Press Release dated April 14, 1998.


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